UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          January 17, 2005
                                                --------------------------------

                                 E-Z-EM, INC.
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            (Exact name of registrant as specified in its charter)

   Delaware                        1-11479                      11-1999504
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(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)

     1111 Marcus Avenue, Lake Success, New York                  11042
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         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code      (516) 333-8230
                                                  ------------------------------


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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year.

         On January 17, 2005, the Board of Directors (the "Board") of E-Z-EM, Inc., a Delaware corporation (the "Company") unanimously adopted Amended and Restated By-Laws for the Company (the "By-Laws") which amend, restate and replace in their entirety the Company's prior By-Laws. Following is a summary of the material provisions of the Amended and Restated By-Laws. This summary is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

General

    o Offices. The registered office of the Company shall be in Wilmington, Delaware. The Company may also have other offices as the Board may determine.

Stockholders

    o Annual Meetings of Stockholders. The Annual Meeting of the Stockholders to elect the directors as well as any other meetings shall be held in the place and at the time decided by the Board of Directors. Only business specified in the notice of meeting or properly brought before the Annual Meeting by the Board or by any stockholder may be addressed.

    o Special Meetings of Stockholders. Special Meetings of the Stockholders may be called by either the Chairman, the President, any Vice-President, the Secretary, or any Assistant Secretary and shall be called by such officer at the request in writing of the Board or a committee of the Board which has been delegated such authority. Special Meetings may no longer be called by the holders of a majority of the outstanding shares of stock of the Company entitled to vote at the meeting or by either of the founders of the Company. Any request for a Special Meeting shall state the purpose of the meeting and only such purposes shall be addressed at such meeting.

    o Advance Notice Requirements. The nomination of persons for election to the Board may be made at any Annual Meeting, or at any Special Meeting called for the purpose of electing directors, by either the Board or by a stockholder who complies with the appropriate notice procedures. To be timely a stockholder's notice must be mailed not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting.

    o Notice of Stockholder Meetings. Whenever stockholders are required or permitted to take any action at a meeting, written notice of the meeting must be given not less than 10 nor more than 60 days before the date of the meeting.

    o Quorum. The holders of a majority of the Company's capital stock shall constitute a quorum at all meetings. Any question brought before the stockholders, other than the election of directors, shall be decided by a majority of the votes present in person or represented by proxy at a meeting. Stockholders may act by written consent in lieu of a meeting provided such consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote were present.

Board of Directors

    o Board Composition. The Board shall consist of not less than 1 nor more than 15 directors, the exact number of which shall be fixed by the Board. The Board shall be divided into three classes, with each class serving a staggered three-year term. Only one class of directors stands for election each year. Board members shall be elected by a plurality of the votes cast at each Annual Meeting.

    o Vacancies. Vacancies shall be filled by the vote of a majority of the directors then in office, even though less than a quorum, or by the sole remaining director. The directors shall manage the business and affairs of the Company.

    o Board Meetings. The Board may hold meetings at such times and places as the Board determines. Special meetings of the Board may be called by the Chairman, the President or by the Chairman at the request of a majority of the Board.

    o Resignation; Removal. Any director may resign at any time by giving notice in writing. Directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority in voting power of the capital stock of the Company entitled to vote in the election of directors. The requirement under the Company's previous By-Laws of an 80% stockholder vote for directors to be removed for cause has been eliminated in the Amended and Restated By-Laws.

    o    Quorum. A majority of the entire Board shall constitute a quorum.

    o Board Action. The Board may act by unanimous written consent to take any action required or permitted to be taken at any meeting of the Board. Directors may participate in meetings by telephone.

    o Committees. The Board may designate one or more committees and grant to such committees any and all powers and authority of the Board.

    o Compensation. Directors may be paid expenses for attending meetings of the Board and may receive a fixed sum for attendance at each meeting of the Board, payable in cash or securities.

    o Interested Transactions. No contract or transaction between the Company and one or more of the directors or officers or any other entity in which one or more of the directors or officers are directors or officers or have a financial interest, shall be void solely for such reason.

Officers

    o    Appointment. The Board may choose officers at its discretion.

    o Officers. The Company shall have a President, Secretary and Chief Financial Officer. The Board may also choose one or more Vice Presidents, Assistant Secretaries and other officers. The Board shall elect officers and may remove officers at any time. The Amended and Restated By-Laws set forth certain basic powers and duties of each of the Company's officers.

    o Compensation. The salaries of all officers shall be fixed by the Board.

Capital Stock

    o Certificates. Every holder of stock is entitled to a certificate certifying the number of shares held by such stockholder. Stock may be transferred only by the person named in the certificate or by such person's attorney and upon the surrender of the certificate properly endorsed for transfer and payment of all necessary transfer taxes.

    o Record Date. The Board may fix dividend record dates to determine the stockholders entitled to receive payment of a dividend or distribution. Any stockholder wishing to engage in a consent solicitation must first request that the Board set a record date for the solicitation. Upon receiving such a request, the Board must respond within ten (10) days of such request and may set a record date for such solicitation that is up to ten (10) days after the date of its response.

    o Transfer Agent and Registrar. The Company may maintain one or more transfer agents or agencies and registry offices or agencies at such place as may be determined by the Board.

Indemnification

    o Indemnification. The Amended and Restated By-Laws provide indemnification to persons that are or were directors, directors emeritus or officers of the Company to the fullest extent permitted by Delaware law.

    o Advancement. The Company shall advance expenses incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of a final disposition.

    o Insurance. The Company may purchase insurance on behalf of any person who is or was a director or officer.

Amendments

    o Power to Amend. The Amended and Restated By-Laws may be altered, amended or repealed in whole or in part, by the stockholders or by the Board.

    o Requirements. All such amendments must be approved by either the holders of a majority of the outstanding stock entitled to vote or by a majority of the entire Board then in office.

Item 9.01.   Financial Statements and Exhibits.

         (c)      Exhibits

Exhibit No.  Description

3.2          Amended and Restated By-Laws of E-Z-EM, Inc. effective as of
             January 17, 2005.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           E-Z-EM, INC.

Date: January 21, 2005
                                      By:      /s/ Peter J. Graham
                                          ---------------------------------
                                           Peter J. Graham
                                           Vice President - General Counsel and
                                           Secretary


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                                 Exhibit Index





Exhibit No.   Description

3.2           Amended and Restated By-Laws of E-Z-EM, Inc. effective as of
              January 17, 2005.